SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 of 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2008

NMS Communications Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation or Organization)
0-23282	04-2814586
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crossing Boulevard, Framingham, Massachusetts 01702
(Address of Principal Executive Offices) (Zip Code)

(508) 271-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On March 17, 2008, NMS Communications Corporation (the “Company”) announced that its wholly-owned subsidiary, LiveWire Mobile, Inc., had acquired Groove Mobile, Inc. and that the Company will be conducting a conference call to discuss the acquisition the following morning, March 18, 2008 at 8:30a.m. Eastern Time. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Exhibits.

99.1	Press Release issued by the registrant on March 17, 2008, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NMS COMMUNICATIONS CORPORATION

March 17, 2008	By:	/s/ Herbert Shumway
		Name:	Herbert Shumway
		Title:	Senior Vice President of Finance and Operations, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on March 17, 2008, filed herewith.